UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 18, 2019 (April 17, 2019)

Bank First National Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	001-38676	39-1435359
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

402 North 8th Street, Manitowoc, WI	54220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (920) 652-3100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for company with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02	Results of Operations and Financial Condition.

On April 17, 2019, Bank First National Corporation (the “Corporation”) announced its earnings for the quarter ended March 31, 2019. A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 2.02 and Exhibit 99.1 is being furnished to the Securities and Exchange Commission and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section. Furthermore, the information in this Item 2.02 and Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Events.

Effective April 16, 2019, the Board of Directors of the Corporation approved a share repurchase program pursuant to which the Corporation may repurchase up to $10 million of its common stock, par value $0.01 per share, for a one year period, ending April 21, 2020. The Corporation may repurchase shares from time to time in open market transactions or through privately negotiated transactions at the Corporation’s discretion and in accordance with applicable securities laws. The timing, price, volume and nature of any share repurchases will be based on market conditions and other factors.

The Corporation and its banking subsidiary, Bank First, N.A. (“Bank First”) recently received approval from the Office of the Comptroller of the Currency, the Federal Reserve, and the Wisconsin Department of Financial Institutions to merge with Partnership Community Bancshares, Inc. and its banking subsidiary, Partnership Bank. Partnership will seek approval of the merger from its shareholders at a special meeting to be held on June 11, 2019. Subject to that approval, the merger of the two institutions is expected to close on July 12, 2019. The systems conversion is anticipated to occur that weekend, and the Cedarburg, Mequon, Tomah, and Watertown, Wisconsin branches of Partnership Bank would open as Bank First branches on Monday, July 15, 2019. A copy of the press release is attached as Exhibit 99.2 to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
Number	Description of Exhibit

99.1	Press Release, dated April 17, 2019

99.2	Press Release, dated April 18, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK FIRST NATIONAL CORPORATION

Date: April 18, 2019	By:	/s/ Kevin M. LeMahieu
Kevin M. LeMahieu
Chief Financial Officer